UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchatnge Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 W Walnut St., Suite A-4 Pasadena California 91124	91124
(Address of principal executive offices)	(Zip Code)

(628) 889-7680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NIR	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2023, Near Intelligence, Inc. (the “Company”, and together with its subsidiaries “we”, “us” or “our”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the previously disclosed resignation of Mini Krishnamoorthy from the Company’s Board of Directors on October 24, 2023, the Company is not in compliance with Nasdaq Listing Rule 5605(c)(2), which requires that the Audit Committee of the Board of Directors of the Company be comprised of at least three independent directors. The letter also indicated that the Company will be afforded until the earlier of its next annual shareholders’ meeting or October 24, 2024 (or if the next annual shareholders' meeting is held prior to April 22, 2024, then April 22, 2024) to replace the member on the Audit Committee in order to regain compliance pursuant to Nasdaq Listing Rule 5605(c)(4).

Item 8.01 Other Events.

We finance our operations primarily through cash generated from operations, cash from the sale of debt and equity securities and borrowings under secured financing arrangements. As previously disclosed, in order to continue as a going concern, we need to raise additional capital to fund our operating and investing cash flow needs and to avoid a default under our credit facility, which requires us to maintain a certain minimum liquidity.

Also, as previously disclosed, in connection with the ongoing investigation into allegations of financial mismanagement and potential fraudulent actions taken by our former chief executive officer and former chief financial officer, we determined that our previously issued financial statements should not be relied upon. The investigation is still ongoing and we will not be able to publish revised historical financial statements or financial statements covering current periods until it is completed, which we do not anticipate will be in the near future.

As a result of the public uncertainty over our financial condition and business prospects created by these recent announcements, our ability to raise capital to fund our operations is severely challenged. Our liquidity is limited and will not be sufficient to fund our current operating plan beyond the next couple of months. As previously disclosed, we are exploring various strategic alternatives. We have retained restructuring and other financial advisors, including GLC Advisors & Co., LLC as our investment banker, to assist us with exploring, reviewing and evaluating our options to address our liquidity, capital structure and cash flows from operations, including disposition of assets, strategic partnerships, access to capital, cost saving measures, including workforce reductions, and other transactions. There can be no assurance of completion of any particular transaction or course of action or a defined timeline for completion or that any of these measures alone or in combination would be sufficient to raise sufficient capital or improve our liquidity position in order to continue as a going concern. We are also in discussions with our current lenders on additional forbearances, financing possibilities and other strategic options.

It appears increasingly unlikely that we will be able to implement one or more of the aforementioned strategic options outside of a court supervised reorganization process, at least with respect to the Company and our U.S. operations, which may also be the best path to preserve the value of our business and assets for the benefit of our stakeholders. Such a filing would subject us to the risks and uncertainties associated with bankruptcy proceedings and may place holders of our equity securities and junior debt at significant risk of losing all of their investment in us.

Cautionary Statements Regarding Trading in the Company’s Securities.

Our securityholders are cautioned that trading in our securities, especially during this highly uncertain time, is highly speculative and poses substantial risks. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. Our forward-looking statements in this Form 8-K include, but are not limited to, statements about our evaluation of our strategic options, the potential consequences of not being able to raise additional liquidity, our ability to continue as a going concern and other statements regarding our strategy and future operations, performance and prospects, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023

NEAR INTELLIGENCE, INC.

	By:	/s/ John Faieta
John Faieta
Interim Chief Financial Officer